Exhibit 99


                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2004-KII
                            POOL PROFILE (5/18/2004)

                                            ------------  ---------------------
                                             10/1 POOL         Tolerance
                                            ------------  ---------------------
     AGGREGATE PRINCIPAL BALANCE            $852,599,082           (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                 1-Jun-04                    N/A
     INTEREST RATE RANGE                   3.375 - 6.25                    N/A
     GROSS WAC                                   5.009%         (+ / - 10 bps)
     WEIGHTED AVERAGE SERVICE FEE             25.0  bps
     MASTER SERVICING FEE                       1.0 bps on Securitization only
     WAM (in months)                                359         (+/- 2 months)

     WALTV                                          63%          (maximum +5%)

     CALIFORNIA PERCENT                             58%          (maximum +5%)
     SINGLE LARGEST ZIP CODE PERCENT                 1%         (maximum  +2%)

     AVERAGE LOAN BALANCE                      $534,880     (maximum +$25,000)
     LARGEST INDIVIDUAL LOAN BALANCE         $1,855,502   (maximum $2,000,000)

     CASH OUT REFINANCE PERCENT                     10%         (maximum  +5%)

     PRIMARY RESIDENCE PERCENT                      96%          (minimum -5%)

     SINGLE FAMILY DETACHED PERCENT                 92%          (minimum -5%)

     FULL DOCUMENTATION PERCENT                     55%          (minimum -5%)

     WA FICO                                        739           (minimum -5)

     UNINSURED > 80% LTV PERCENT                     0%          (maximum +3%)

     RELOCATION PERCENT                            4.6%          (minimum -2%)

     GROSS MARGIN                                2.750%          (+ / - 5 bps)

     GROSS LIFECAP                              10.009%         (+ / - 10 bps)

     WA MONTHS TO NEXT ROLL                         118       (+ / - 3 months)

     INTEREST ONLY PERCENT                           0%         (maximum  +5%)


 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2004-KII
                               PRICING INFORMATION
                            POOL PROFILE (5/18/2004)
--------------------------------------------------------------------------------

COLLATERAL                                 All Mortgage Loans will Index off the
                                                                   One Year CMT.
                                               None of the Mortgage Loans have a
                                                         convertibility feature.
                                             Each Mortgage Loan has a 5% Initial
                                               Rate Cap & 2% for each Adjustment
                                                                     thereafter.
                                            Each Mortgage Loan has a 5% Lifetime
                                                                       Rate Cap.

RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                Net WAC or Ratio Stripped/Variable

STRUCTURE                                   TO CONFORM TO WFMBS 2002-B or 2004-C
                                                           EXCEPT AS NOTED BELOW
                                              (Call WF Structured Finance at the
                                                       number below for details)

AAA STRUCTURE DUE DATE                                                  1-Jun-04

  Structures received or changes to structures past the due date will incur a
                                  $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                    15-Jun-04

ASSUMED SUB LEVELS                    Assumed Rating Agencies AGG Assumed Levels
Levels and Rating
Agencies for                       AAA        Moody's/S&P          2.45%
2004-J to be determined             AA            S&P              1.15%
by Wells Fargo                       A            S&P              0.70%
These levels are for bid           BBB            S&P              0.45%
purposes only.                      BB            S&P              0.25%
Any change in actual levels          B            S&P              0.10%
will not result
in price changes.%

                                       Note:  AAA Class will be rated by two
                                       rating agencies.
                                       AA through B Classes will be rated by one rating agency.
                                       Additional tranche ratings will be paid
                                       for by the underwriter.

NOTE: Please note the following specifics of the 2004-J structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.


WFMBS CONTACTS                      Brad Davis (301) 846-8009
                                    Gretchen Leff (301) 846-8356
                                    Mike Miller (301) 815-6397

--------------------------------------------------------------------------------
                            WFASC Denomination Policy
--------------------------------------------------------------------------------
Type and                   Minimum
Description of          Denomination    Physical
Certificates               (1)(4)     Certificates       Book Entry Certificates
------------               ------     ------------       -----------------------

Class A

PAC, TAC,
Scheduled, Accrual,
Sequential,
Floaters, NAS,
Non-complex
components (subject
to reasonable
prepayment support)        $25,000      Allowed                  Allowed

Companion classes
for PAC, TAC,
Scheduled Classes         $100,000      Allowed                  Allowed

Inverse Floater
(Including
Leveraged), PO,
Subclasses of the
Class A that provide
credit protection to the
Class A, Complex
multi-component
certificates              $100,000      Allowed                  Allowed

Notional and
Nominal Face IO              (2)        Allowed                  Allowed

Residual
Certificates                 (3)        Required               Not Allowed

All other types of
Class A Certificates         (5)          (5)                      (5)

Class B (Investment
Grade)                    $100,000      Allowed                  Allowed

Class B
(Non-Investment
Grade)                    $250,000      Required               Not Allowed

--------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3) 100% percentage interest for non-economic residuals. Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for

(4)   PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.